UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2012

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Radnor Corporate Center, Suite 500

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (filed with the Securities and Exchange Commission on August 3, 2012), during the quarter ended June 30, 2012, Penn Virginia Resource Partners, L.P. (also referred to as the “Partnership,” “PVR,” “we,” “us” and “our”) changed how the business was being managed and reviewed, resulting in a change in reportable segments. We will continue to refine our segment reporting to reflect ongoing changes in the way we manage our business.

Prior to May 17, 2012, our results of operations were reported as two segments (i) Natural Gas Midstream and (ii) Coal and Natural Resource Management. In connection with our previously reported acquisition of Chief Gathering LLC, we now manage our business in three operating segments: (i) Eastern Midstream, (ii) Midcontinent Midstream and (iii) Coal and Natural Resource Management. Descriptions of our three primary business segments are as follows:

•

Eastern Midstream — Our Eastern Midstream segment is engaged in providing natural gas gathering, transportation and other related services in Pennsylvania. In addition, we own member interests in a joint venture that transports water to natural gas producers.

•

Midcontinent Midstream — Our Midcontinent Midstream segment is engaged in providing natural gas processing, gathering services, and other related services. In addition, we own member interests in joint ventures that gather and transport natural gas. These processing and gathering systems are located primarily in Oklahoma and Texas.

•

Coal and Natural Resource Management — Our Coal and Natural Resource Management segment primarily involves the management and leasing of coal properties and the subsequent collection of royalties. We also earn revenues from other land management activities, such as selling standing timber, leasing coal-related infrastructure facilities and collecting oil and gas royalties.

In Exhibit 99.1 to this Form 8-K, we have revised the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), to reflect the changes referenced above. All historical segment numbers have been recast to conform to this new reporting structure in our financial statements. The change in reportable segments did not change our consolidated results of operations, financial condition or cash flows for any periods:

•

Part I, Item 1: Business, Part I, Item 2: Properties, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8: Financial Statements and Supplementary Data, attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in and with this Form 8-K is presented for information purposes only in connection with the reporting change described above for PVR. This Form 8-K does not reflect events occurring after February 24, 2012, the date we filed our 2011 Form 10-K, and does not modify or update the disclosures therein in any way, except to update the segment information and Subsequent Event footnote in Exhibit 99.1, Item 8. Financial Statements and Supplementary Data, for major events occurring after the filing date. You should therefore read this document and exhibits in conjunction with the 2011 Form 10-K and with our reports filed with the Securities and Exchange Commission after February 24, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

23.1	—	Consent of KPMG LLP

99.1	—	Revised Part I, Item 1: Business, Part I, Item 2: Properties, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplementary Data

* 101	—	Revised - The following financial information from the Form 8-K of Penn Virginia Resource Partners L.P. for Exhibit 99.1, Part II, Item 8. Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statement of Partners” Capital and Comprehensive Income and (v) Notes to Consolidated Financial Statements.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2012

Penn Virginia Resource Partners, L.P.
By:	Penn Virginia Resource GP, LLC
its general partner

By:	/s/ Robert B. Wallace
Robert B. Wallace
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description

23.1	—	Consent of KPMG LLP

99.1	—	Revised Part I, Item 1: Business, Part I, Item 2: Properties, Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8: Financial Statements and Supplementary Data

* 101	—	Revised - The following financial information from the Form 8-K of Penn Virginia Resource Partners L.P. for Exhibit 99.1, Part II, Item 8. Financial Statements and Supplementary Data, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Income, (ii) Consolidated Balance Sheets, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statement of partners” Capital and Comprehensive Income and (v) Notes to Consolidated Financial Statements.

*	Furnished herewith.

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